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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 1997

                        Commission file number: 0-12045

                      PRUDENTIAL ACQUISITION FUND I, L.P.
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             (Exact name of Registrant as specified in its charter)

Delaware                                        13-3173903
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(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                     No.)

One Seaport Plaza, New York, New York           10292-0128
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 214-1016

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.
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Item 5. Other Events.

   Prudential Realty Partnerships, Inc. and Prudential-Bache Properties, Inc., as general partners of Prudential Acquisition Fund I, L.P. ('the Partnership'), have completed the liquidation of the Partnership's remaining assets. On August 11, 1997, the Partnership made final liquidating distributions to the limited partners in amounts ranging from $17.07 per Unit to $21.55 per Unit, representing the remaining cash of the Partnership following the payment of its remaining liabilities. The amount of the final liquidating distribution to each limited partner was dependent upon the date the limited partner was admitted to the Partnership. As the distribution of these amounts to the limited partners of the Partnership represented the final step in the liquidation of the Partnership, the general partners terminated the Partnership effective August 11, 1997.

Item 7. Financial Statements and Exhibits.

   (c)(1) Letter to Limited Partners of Prudential Acquisition Fund I, L.P.
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Prudential Acquisition Fund I, L.P.
a Delaware Limited Partnership
(Registrant)

By: Prudential Realty Partnerships, Inc.
    General Partner

     By: /s/ Kevin R. Smith                                              Date: August 11, 1997
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     Kevin R. Smith
     Vice President

By: Prudential-Bache Properties, Inc.
    General Partner

     By: /s/ Eugene D. Burak                                             Date: August 11, 1997
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     Eugene D. Burak
     Vice President

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